
HIGHLAND PRINCE

Barclays CEO Energy-Power Conference

September 2016

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company's filings with the SEC, including the registration statement and the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Global Vessel Solutions



NORTH SEA
PSV 5 18 23
AHTS 1 2 3
WORLDWIDE TOTAL = 68
49 15 3 1
PSV AHTS FSV SPV
SOUTHEAST ASIA
PSV 1
AHTS 2 8 10
US GULF
PSV 17 7 24
AHTS 1
FSV 3
MEXICO
AHTS 1
TRINIDAD
PSV 1
BRAZIL
SPV 1
STACKED
ACTIVE

As of Aug 31, 2016

Long-Term Revenue, EBITDA & Utilization


(USD in Millions)
$700
$600
$500
$400
$300
$200
$100
$0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Utilization
Marketed Utilization
Utilization
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016 TTM
Revenue
EBITDA*
Utilization
Marketed Utilization

*Adjusted for Special Items, See Supporting Information at the end of this Presentation

As at end of Q2 2016

GulfMark Operations by Region

($ in millions)

Americas (US)[4]

	GLF[5]	Market
Vessels Working[1]	6 (21%)	110 (25%)
Vessels Stacked[2]	20 (75%)	207 (48%)
Vessels Available[3]	2 (4%)	115 (27%)
Total	28	432

GulfMark LTM Revenue



Americas, $53.1
SEA, $18.1
North Sea, $109.4

North Sea

	GLF[5]	Market
Vessels Working[1]	18 (69%)	181 (45%)
Vessels Stacked[2]	6 (23%)	122, (30%)
Vessels Available[3]	2 (8%)	98 (25%)
Total	26	401

Mexico

	GLF[5]	Market
Vessels Working[1]	1, (100%)	58 (44%)
Vessels Stacked[2]	0	33 (25%)
Vessels Available[3]	0	41 (31%)
Total	1	132

Southeast Asia

	GLF[5]	Market
Vessels Working[1]	6 (55%)	188 (30%)
Vessels Stacked[2]	3 (27%)	133 (21%)
Vessels Available[3]	2 (18%)	300 (49%)
Total	11	621

Rest of World

	GLF[5]	Market
Vessels Working[1]	1 (50%)	976 (51%)
Vessels Stacked[2]	1 (50%)	232 (12%)
Vessels Available[3]	0	697 (37%)
Total	2	1,905

[1] Data obtained from IHS Marinebase. Includes all activity categories except "Cold Stacked", "Idle", "Inshore", and "Spot". Data retrieved on 8/18/16
[2] Data obtained from IHS Marinebase. Data retrieved on 8/18/16
[3] Data obtained from IHS Marinebase. Includes vessel activity categories: "Idle", "Inshore", and "Spot". Data retrieved on 8/18/16
[4] Only reflects GLF's US GoM operations within the Americas. GLF currently has only 3 Americas vessels located outside of the US GoM, one of which is marketed.
[5] Reflects average working, stacked and available vessels during the month of August 2016 in GulfMark's fleet

Proactively Responding to a Challenging Environment

- Reducing Direct Operating Expenses
  - 2015 annual savings of $67 million vs. 2014 or ~28% reduction
  - 2016 annualized run rate savings of approximately $160 million vs. 2014 or approximately 65%
  - 2016 year-to-date direct opex per marketed day down approximately 19% vs. full year 2014
- Lowering G&A Expenses
  - 2015 annual savings of $16 million vs. 2014 or ~25% reduction
  - 2016 annualized run rate savings of approximately $27 million vs. 2014 or approximately 43%
- Emphasizing Capital Discipline & Reducing Overall Debt
  - Deferring and eliminating construction payments whenever possible
  - Reducing debt; Senior Notes balance of $423 million. $39.2 million drawn on revolvers as of June 30, 2016
  - Opportunistically repurchasing bonds on the open market
- Selling Vessels Opportunistically
  - Sold seven vessels from 2014-2015 for proceeds of $41.3 million; decreased average age of fleet by two years
  - Sold three older vessels during 2016; optimistic more vessel sales are achievable this year
- Maintaining Financial Flexibility
  - Successfully renegotiated credit facilities in December 2015 and January 2016
  - At June 30, 2016, cash on hand was ~$11 million, ~$39 million drawn on revolver, available borrowing capacity ~$134 million; Total liquidity ~$145 million
- Concentrating on Strong Franchise Positions and Customer Base
  - 44% of customers are Super Majors and NOC's
  - 20% majors and other large independents
  - 36% small independents and others

Focus on Maximizing Cash Flow, Maintaining Liquidity and Improving Long-Term Operational Efficiencies

Successfully Reducing Costs

2015 Achieved Opex Reductions

- Reduced labor costs by ~$50 million through head count and wage reductions
- Reduced headcount by almost 30% year over year
- Reduced R&M expense and other vessel expenses by ~$17 million through cost efficiencies and vessel layups
- Reduced drydock expense by ~$9 million through cost efficiencies and vessel layups

2015 Achieved G&A Reductions

- Reduced wages and incentive compensation by ~$10 million
- Reduced travel-related expenses ~$2 million
- Reduced professional, IT-related and other G&A expenses by ~$4 million

(USD in Millions)

Category	2014	2015	Savings	%
Direct Operating Expenses	236	169	67	28%
General & Administrative	63	47	16	25%
Total	**299**	**216**	**83**	**28%**


G&A & Direct Opex Since Q1 2015
$70
$60
$50
$40
$30
$20
$10
$0
11.0
51.2
11.5
45.9
13.3
40.5
11.5
32.2
9.8
23.7
8.5
20.9
8.5
20.0
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016E

Expense Reduction Initiatives Yielding Better-than-Anticipated Savings

As of end of Q2 2016

Limited Remaining Capex Commitments

- **Approximately $23 million capex payment in Q1 2017**
- **GulfMark has the choice to pay $26 million to purchase another 300 class Jones Act vessel to be delivered Q2 2017**
- **$13.6 million in capex payments in 2016; sold three vessels in 2016 for proceeds of approximately $5.0 million**



300 Class
Europe
Arctic
NORTH BARENTS
Q1 2017
300 Class
U.S. GoM
MMC 887
PEGASUS*
Q2 2017
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
New Build Estimated Delivery

*GulfMark holds the option to take delivery of the Pegasus in Q2 2017. Should GulfMark exercise the option, a payment of $26 million would be due upon delivery. If GulfMark declines the option, no further payment is due.

No New Vessel Construction Commitments Beyond 2017

As of end of Q2 2016

Vessel Dispositions Demonstrate Long-Term Value

Vessel Name	Year of Sale	Year Built	Age at Disposal	Sales Price	Original Cost	Sales Price as a Percentage of Original Cost
Sea Guardian	2016	2006	10	1,800,000	9,543,768	19%
Sea Intrepid	2016	2005	11	1,800,000	9,600,697	19%
Highland Spirit	2016	1998	18	1,400,000	18,938,874	7%
Highland Star	2015	1991	24	665,000	15,065,779	4%
Highland Trader	2015	1996	19	7,500,000	16,019,458	47%
North Truck	2015	1983	32	840,000	11,000,000	8%
Highland Vanguard	2014	1990	24	6,000,000	17,400,000	34%
Highland Guide	2014	1999	15	10,900,000	13,800,000	79%
Highland Legend	2014	1986	28	900,000	3,583,160	25%
Highland Piper	2014	1996	18	14,450,000	17,116,549	84%
Highland Warrior	2013	1981	32	2,050,000	9,697,192	21%
Highland Pride	2013	1992	21	10,000,000	13,371,772	75%
Highland Champion	2013	1979	34	825,000	6,297,638	13%
Clwyd Supporter	2013	1984	28	750,000	8,492,794	9%
Blacktip	2012	2009	3	10,300,000	9,432,361	109%
Albacore	2012	2008	4	7,000,000	5,983,952	117%
Swordfish	2012	2009	3	8,775,000	8,328,295	105%
Sailfish	2012	2007	5	8,350,000	6,900,000	121%
Bluefin	2012	2008	3	6,350,000	6,019,100	105%
Highland Pioneer	2011	1983	28	2,850,000	4,699,301	61%
North Traveller	2010	1998	12	18,692,000	17,775,436	105%
Seapower	2010	1974	36	380,000	1,355,389	28%
Sea Searcher	2009	1976	33	2,000,000	1,298,096	154%
Highland Sprite	2009	1986	23	5,075,000	6,935,050	73%
Seton Supporter	2009	1971	38	1,029,000	909,535	113%
North Fortune	2008	1983	25	19,000,000	9,955,746	191%
Sea Eagle	2008	1976	32	2,000,000	985,754	203%
Sem Valiant	2008	1981	27	2,600,000	2,798,898	93%
North Crusader	2008	1984	24	19,000,000	12,380,504	153%
Sea Diligent	2008	1981	27	3,950,000	2,805,178	141%
Sea Endeavor	2007	1981	26	2,500,000	2,573,100	97%
Sea Explorer	2007	1981	26	5,125,000	2,821,841	182%
Sem Courageous	2007	1981	26	2,500,000	2,132,069	117%
North Prince	2007	1978	29	5,650,000	7,212,539	78%
Sentinel	2006	1979	27	7,400,000	4,733,578	156%
Highland Patriot	2006	1982	24	10,800,000	7,289,049	148%
	Average Age		22	211,206,000	295,252,452	72%

As of Jul 26, 2016

Young & Versatile Fleet



Vessel Vintage by Year
Number of Vessels
Current New Build Program
16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Vessels in Current Fleet
Secondary Market Purchases
Vessel Disposals
Vessels Under Construction
BAE Option

Quality Vessels, Captains and Crews Differentiate GulfMark Around the World

As of end of Q2 2016

Net-Debt Position



(USD in Millions)
Net Debt
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Net Debt
Successfully Reducing Net Debt
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

As of Q2 2016

Open Market Repurchases Reduce Debt


Reduced Total Long Term Debt by $62 million or 12% Since Q3 2015
$600
$500
$400
$300
$200
$100
$-
$501
$23
$247
$500
$168
$471
$15
$158
$423
$39
$133
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Sr Notes
Revolver Debt
Revolver Availability

More than $70 million of debt retired for less than 50% of face value

Maintaining Balance Sheet Flexibility

Balance Sheet Item	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Cash & Cash Equivalents	**$ 31**	**$ 22**	**$ 20**	**$ 11**
Revolving Credit Facilities	23	-	15	39
Senior Notes	501	491	471	423
Total Debt	**524**	**491**	**486**	**462**
Total Liquidity	**280**	**200**	**175**	**143**
Shareholders Equity	**729**	**698**	**612**	**541**
Net Debt / Total Cap	39%	39%	42%	45%

Revolving Credit Facilities Renegotiated in December 2015 and January 2016; Mature in 2019

No Senior Debt Maturities Until 2022

GulfMark's Strategy and Direction

- Reducing Direct Operating Expenses
- Lowering G&A Expenses
- Emphasizing Capital Discipline & Reducing Overall Debt
- Selling Vessels Opportunistically
- Maintaining Financial Flexibility
- Concentrating on Strong Franchise Positions and Customer Base

Over 20 Years of Safe, Reliable Operations With Highly-Skilled Mariners and Cutting-Edge Technology Differentiate GulfMark

Appendix

GULFMARK

Reconciliation of Adjusted EBITDA

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016 TTM
Net (loss) income	$38.4	$89.7	$99.0	$183.8	$50.6	($34.7)	$49.9	$19.3	$70.6	$62.4	$(215.3)	$(340.6)
Interest expense, net	18.4	14.4	4.8	12.8	19.9	20.7	21.6	22.9	23.6	29.0	36.7	37.8
Income tax (benefit)	3.4	3.0	30.2	11.7	(2.1)	(12.7)	4.7	2.7	5.0	9.3	(5.6)	(35.7)
Depreciation & Amortization	28.9	28.5	30.6	44.3	53.0	57.0	59.6	59.7	64.0	75.3	72.6	66.3
EBITDA	$89.1	$135.6	$164.6	$252.6	$121.5	$30.2	$135.8	$104.6	$163.2	$176.0	$(111.6)	$(272.2)
Adjustments:												
Impairment	-	-	-	-	46.2	97.7	1.8	1.2	-	9.0	152.1	314.9
Asset Sales	-	-	-	-	-	-	-	-	-	-	1.2	7.1
Debt Extinguishment	-	-	-	-	-	-	-	-	-	-	(0.5)	(36.4)
Other special items	(0.5)	0.1	0.3	(1.6)	1.2	0.1	2.3	6.1	1.2	1.0	9.4	7.8
Adjusted EBITDA	$88.6	$135.7	$164.9	$251.0	$168.8	$128.0	$139.9	$111.9	$164.4	$186.0	$50.6	$21.2

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity, or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

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